UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of report (Date of earliest event reported):  December 31, 2008


                Morgan Stanley Diversified Futures Fund III L.P.
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             (Exact Name of Registrant as Specified in Its Charter)


          Delaware                       0-19116                 13-3577501
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(State or Other Jurisdiction     (Commission File Number)       (IRS Employer
      of Incorporation)                                      Identification No.)


c/o Demeter Management Corporation,
522 Fifth Avenue, 13th Floor, New York, NY                          10036
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(Address of Principal Executive Offices)                          (Zip Code)


Registrant's telephone number, including area code:   (212) 296-1999


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          (Former Name or Former Address, if Changed Since Last Report)


   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

   Item 1.02.  Termination of a Material Definitive Agreement.
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      (a) On December 31, 2008, the Commodity Futures Customer Agreement dated as of May 1, 2000, and any amendments or revisions subsequently made thereto, between the Registrant and Morgan Stanley & Co. Incorporated (the "MS&Co. Customer Agreement"), was terminated by Demeter Management Corporation in accordance with its terms and in connection with the termination and liquidation of the Registrant.

      (b) On December 31, 2008, the Customer Agreement dated as of May 1, 2000, and any amendments or revisions subsequently made thereto, between the Registrant and Morgan Stanley & Co. International plc (the "MSIP Customer Agreement"), was terminated by Demeter Management Corporation in accordance with its terms and in connection with the termination and liquidation of the Registrant.

      (c) On December 31, 2008, the Foreign Exchange and Options Master Agreement dated as of April 30, 2000, and any amendments or revisions subsequently made thereto, between the Registrant and Morgan Stanley & Co. Incorporated (the "MS&Co. FEOMA"), was terminated by Demeter Management Corporation in accordance with its terms and in connection with the termination and liquidation of the Registrant.

      (d) On December 31, 2008, the Foreign Exchange and Options Master Agreement dated as of October 17, 2006, and any amendments or revisions subsequently made thereto, between the Registrant and Morgan Stanley Capital Group Inc. (the "MSCG FEOMA"), was terminated by Demeter Management Corporation in accordance with its terms and in connection with the termination and liquidation of the Registrant.

      No penalties have been incurred by any of the parties as a result of the termination of the MS&Co. Customer Agreement, the MSIP Customer Agreement, the MS&Co. FEOMA, and the MSCG FEOMA.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                MORGAN STANLEY DIVERSIFIED FUTURES FUND III L.P.


Date:  January 7, 2009          By:   Demeter Management Corporation
                                      as General Partner


                                   /s/ Walter Davis
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                                Name:  Walter Davis
                                Title: President